UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2017

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 221-0002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01              Entry Into a Material Definitive Agreement.

On June 16, 2017, American Equity Investment Life Holding Company (the “Company”) closed its previously announced sale of $500,000,000 aggregate principal amount of the Company’s 5.000% Senior Notes due 2027 (the “Notes”) pursuant to an underwriting agreement, dated June 13, 2017 (the “Underwriting Agreement”), among the Company, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several Underwriters named therein (the “Underwriters”). The Notes were offered and sold under a prospectus, dated June 13, 2017, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-207077).

The Notes were issued pursuant to the Amended and Restated Indenture, dated as of April 22, 2004 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended by a Third Supplemental Indenture, dated as of June 16, 2017 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes will mature on June 15, 2027, and bear interest at a rate of 5.000% per year (subject to adjustments in the event of changes in the credit ratings on the Notes), payable on June 15 and December 15 of each year, beginning on December 15, 2017. The Notes were issued at a price equal to 99.930% of the principal amount thereof. The Notes are not presently guaranteed by any of the Company’s subsidiaries but may in the future be guaranteed by certain subsidiaries of the Company. The Indenture contains certain restrictive covenants that, among other things, limit the ability of the Company to incur indebtedness, create liens on the stock of certain subsidiaries, issue or sell the stock of certain subsidiaries or merge or consolidate with other entities.

The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

An affiliate of J.P. Morgan Securities LLC, one of the underwriters, acts as administrative agent and a lender under the Company’s existing Credit Agreement, dated as of September 30, 2016 (the “Credit Agreement”), and affiliates of RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and Citigroup Global Markets Inc., also underwriters, also act as lenders under the Credit Agreement.

The above descriptions of the Underwriting Agreement, the Base Indenture, the Third Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Underwriting Agreement, the Base Indenture, the Third Supplemental Indenture and the Notes. Copies of the Underwriting Agreement, the Base Indenture and the Third Supplemental Indenture (including the form of the Notes) are attached as exhibits 1.1, 4.1 and 4.2, respectively, hereto and incorporated by reference herein.

Item 8.01              Other Events.

On June 16, 2017, the Company elected to call for the redemption of all of its outstanding 6.625% Notes due 2021 (the “2021 Notes”) and a notice of redemption has been sent by Wells

Fargo Bank, National Association, the trustee for the 2021 Notes, to all registered holders of the 2021 Notes. The redemption price for the 2021 Notes is equal to 103.313% of the principal amount of the 2021 Notes plus accrued and unpaid interest on the 2021 Notes, if any, to, but excluding, the redemption date, which will be July 17, 2017.

On June 16, 2017, using a portion of the proceeds from the sale of the Notes, the Company prepaid in full the $100.0 million term loan made under the Credit Agreement.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated June 13, 2017, between American Equity Investment Life Holding Company, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several Underwriters named therein

4.1

Amended and Restated Indenture, dated as of April 22, 2004, between American Equity Investment Life Holding Company and U.S. Bank National Association (incorporated by reference to Amendment 1 to Form S-3 dated April 22, 2004, and filed April 22, 2004)

4.2	Third Supplemental Indenture, dated as of June 16, 2017, between American Equity Investment Life Holding Company and U.S. Bank National Association

4.3	Form of 5.000% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2 above)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

5.2	Opinion of Renee D. Montz, Executive Vice President, General Counsel and Corporate Secretary of American Equity Investment Life Holding Company

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Renee D. Montz, Executive Vice President, General Counsel and Corporate Secretary of American Equity Investment Life Holding Company (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2017	AMERICAN EQUITY INVESTMENT
LIFE HOLDING COMPANY

	By:	/s/ John M. Matovina
	Name:	John M. Matovina
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated June 13, 2017, between American Equity Investment Life Holding Company, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several Underwriters named therein

4.1

Amended and Restated Indenture, dated as of April 22, 2004, between American Equity Investment Life Holding Company and U.S. Bank National Association (incorporated by reference to Amendment 1 to Form S-3 dated April 22, 2004, and filed April 22, 2004)

4.2	Third Supplemental Indenture, dated as of June 16, 2017, between American Equity Investment Life Holding Company and U.S. Bank National Association

4.3	Form of 5.000% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2 above)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

5.2	Opinion of Renee D. Montz, Executive Vice President, General Counsel and Corporate Secretary of American Equity Investment Life Holding Company

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Renee D. Montz, Executive Vice President, General Counsel and Corporate Secretary of American Equity Investment Life Holding Company (included in Exhibit 5.2)